Summary Prospectus Supplement dated April 30, 2020
The purpose of this supplement is to amend the current Summary Prospectus of the Fund listed below:
Invesco Oppenheimer Total Return Bond Fund
This supplement amends the Summary Prospectus of the above referenced fund (the “Fund”) and is in addition to any other supplement(s), unless otherwise specified. You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.
The following information replaces in its entirety the third paragraph under the heading “Fund Summary - Principal Investment Strategies of the Fund” in the prospectus for the Fund:
The Fund invests in securities that are rated investment-grade at the time of purchase. Investment-grade securities are considered to be those instruments that are rated BBB- or higher by S&P Global Ratings (S&P), or Baa3 or higher by Moody’s Investors Service (Moody’s), or the equivalent by another nationally recognized statistical rating organization (NRSRO). The Fund may also invest in unrated securities, in which case the Fund’s investment adviser, Invesco Advisers, Inc. (Invesco or the Adviser), may internally assign ratings to certain of those securities, after assessing their credit quality, in investment-grade categories similar to those of NRSROs. There can be no assurance, nor is it intended, that the Adviser’s credit analysis is consistent or comparable with the credit analysis process used by a NRSRO. In the event that a security receives different ratings from different NRSROs, the Fund will treat the security as being rated in the highest rating category received from an NRSRO. The Fund may also invest in illiquid or thinly traded securities. The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933, as amended.
The following Risk is deleted in its entirety under the heading “Fund Summary – Principal Risks of Investing in the Fund” in the prospectus for the Fund:
Risks of Below-Investment-Grade Securities.
O-TRB-SUMPRO-SUP 043020